                      SEMIANNUAL REPORT / JANUARY 31, 2003

                       AIM INTERNATIONAL CORE EQUITY FUND

                                  [COVER IMAGE]

                                  INVESTMENTS

                             [AIM LOGO APPEARS HERE]
                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                   PAVEMENT CAFE AT NIGHT BY VINCENT VAN GOGH

                VAN GOGH'S BRIGHTLY COLORED PAINTING CAPTURES THE

           VIBRANCY OF EUROPEAN CITY LIFE IN THE LATE 19TH CENTURY. IN

               SELECTING HOLDINGS FOR THE FUND, WE SEEK TO OWN THE

            REASONABLY PRICED STOCKS OF VIBRANT COMPANIES IN EUROPE,

                       ASIA AND OTHER PARTS OF THE WORLD.

================================================================================

AIM INTERNATIONAL CORE EQUITY FUND SEEKS HIGH TOTAL RETURNS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o On July 1, 2002, AIM International Value Fund was renamed AIM International Core Equity Fund.

o AIM International Core Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without up-front sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 12/31/96.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual funds performance monitor.

o The unmanaged MSCI EAFE (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM International Core Equity Fund for the six-month period
GRAHAM]             ended January 31, 2003. I invite you to carefully read the important information contained in the report.

INTERNATIONAL       INVESTMENT CLIMATE
STOCKS ALSO
SUSTAINED           The three-year bear market for equities--the worst since
LOSSES FOR THE      before World War II--continued during the reporting period.
REPORTING PERIOD    Domestic equities marked a low in early October, recovered
ROBERT H. GRAHAM    briefly, then declined again as 2002 drew to a close. The
                    new year opened on an optimistic note, but the rally faded and the major domestic stock indexes all produced negative returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   International stocks also sustained losses for the reporting period--a trend that adversely affected the fund's performance. Excluding sales charges, total return for Class A shares was -9.71% for the six months ended January 31, 2003. By comparison, the MSCI EAFE returned -9.15% while the Lipper International Fund Index returned -8.25% over the same period.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


INTERNATIONAL STOCKS FACE DIFFICULT MARKET

The six-month reporting period was challenging for both U.S. and international stocks. However, rising foreign currency values helped boost international fund returns for U.S. investors. As shown on page 5, the fund recorded negative returns for the reporting period. Like you, we never like negative returns, but given the difficult conditions of equity markets around the world, the fund performed in line with its benchmark indexes.

RELEVANT MARKET CONDITIONS

Returns varied significantly according to region. For instance, some emerging Asian markets posted positive returns for 2002 while many European markets were down.

   Most European markets were hit hard by weak economic data, rising unemployment figures, and disappointing corporate earnings. European markets became increasingly volatile as the heavy equity exposure of the region's largest insurance companies forced them to sell stock holdings to maintain their legal solvency levels. Media and technology stocks were also hard hit.

   On a more positive note, many European currencies appreciated against the U.S. dollar in 2002, including the British pound and the euro. This meant U.S. investor returns received a boost when translated back into dollars. Additionally, the European Central Bank approved an interest rate reduction in December. This rate cut and the possibility of future rate reductions may help stimulate growth in the region.

   In Asia, excluding Japan, a decline in information technology spending weighed heavily on markets during 2002. Japan--Asia's largest economy--experienced an export-driven rebound in the first half of 2002, but the market sold off in the second half, due to continued uncertainties over bank reform and a deteriorating economic outlook. However, the Japanese yen, despite efforts by the government to weaken the currency, strengthened against the dollar during 2002.

   In Latin America, markets fell amid concerns about Argentina's default rate and misgivings about Brazil's ability to meet its debt obligations.

   At the close of the reporting period, the threat of a war with Iraq loomed as the greatest potential risk to investors. However, valuation risk had been significantly reduced because of the stock sell-off of the past few years. This was particularly true for international stocks, which are generally more attractively priced than their U.S. counterparts. We remain committed to our disciplined approach to equity selection, which focuses on the reasonably priced stocks of companies with solid fundamentals and favorable positions within their respective industries.

FUND STRATEGIES AND TECHNIQUES

As far as sector weightings were concerned, there was little change in the fund's portfolio over the reporting period. The fund continued to have significant exposure to financial, consumer-discretionary, energy and consumer-staples stocks. European financial stocks performed particularly well for the fund during the latter part of the reporting period. The fund also benefited from its energy and consumer-staples holdings. Investors were attracted to consumer-staples stocks because they tend to be more stable in volatile market environments.

PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                 TOP 10 INDUSTRIES*                               TOP 10 COUNTRIES*
------------------------------------------------------------------------------------------------------------------------------------
 1. Novartis A.G.-ADR (Switzerland)             3.2%     1. Banks                                15.1%    1. Japan             22.0%

 2. Nestle S.A.-ADR (Switzerland)               3.0      2. Integrated Oil & Gas                 13.2     2. United Kingdom    22.0

 3. Royal Dutch Petroleum Co. New York                   3. Pharmaceuticals                       9.2     3. Switzerland       10.8
    Shares (Netherlands)                        2.6

 4. HSBC Holdings PLC-ADR (United Kingdom)      2.6      4. Integrated Telecommunications                  4. Netherlands       8.4
                                                            Services                              8.4

 5. GlaxoSmithKline PLC-ADR (United Kingdom)    2.6      5. Packaged Foods & Meats                6.6      5. France            8.3

 6. Total Fina Elf S.A.-ADR (France)            2.5      6. Electric Utilities                    6.0      6. Spain             4.6

 7. Endesa S.A.-ADR (Spain)                     2.5      7. Consumer Electronics                  4.8      7. Italy             4.3

 8. Fuji Photo Film Co., Ltd-ADR (Japan)        2.4      8. Electronic Equipment & Instruments    3.6      8. Germany           3.8

 9. Scottish Power PLC (United Kingdom)         2.4      9. Diversified Chemicals                 2.6      9. South Korea       2.8

10. Societe Generale-ADR (France)               2.4     10. Photographic Products                 2.4     10. Denmark           1.6

                                                                                               TOTAL NUMBER OF HOLDINGS:         64
                                                                                               TOTAL NET ASSETS:       $83.3 Million

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
*Excluding money market funds.
====================================================================================================================================

   As of January 31, 2003, the fund had 64 holdings. Large-cap stocks made up nearly 90% of the portfolio, with Japan and the United Kingdom representing the top country allocations. Please keep in mind that the fund's sector and country allocations are primarily a by-product of our stock-selection process. We seek to own the favorably priced stocks of companies with established track records, regardless of sector or geographic location.

The fund's stock holdings included:

o Societe Generale, a French bank, performed well for the fund. The company benefited from consolidation in the French banking industry. Societe Generale has about 2,600 branches in France and more than 500 branches worldwide.

o Nestle of Switzerland, the world's largest food company, also posted gains for the fund. Although perhaps best known for its chocolate, the company also markets coffee, bottled water, pet food and other products. The company reported solid growth in 2002.

o Volvo, one of the fund's newest stocks, also performed well. A leading European and U.S. truck manufacturer, the company has the potential to realize substantial cost savings because of the complete integration of the Mack operation in North America into its operations.

o BAE Systems, a British firm, detracted from performance. The world's fourth-largest aerospace and defense company, it produces military aircraft, missiles, artillery locators, communications and navigation systems, radar, ships, space systems and aerospace electronics. Its stock declined after the company announced a profit warning and cost problems. The company could benefit, however, from increased defense spending.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of growth of capital.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (12/31/96)           -1.19%
 5 Years                       -4.26
 1 Year                       -17.82

CLASS B SHARES
Inception (3/3/98)             -5.59
 1 Year                       -17.92

CLASS C SHARES
Inception (5/1/95)             -3.08
 5 Years                       -3.90
 1 Year                       -14.47

CLASS R SHARES
 5 Years                       -3.29
 1 Year                       -13.07

The fund's average annual total returns, including sales charges, for the periods ended 12/31/02, the most recent calendar quarter-end, were as follows. Class A shares, one year, -17.06%; five years, -3.19%; inception (12/31/96), -0.54%. Class B shares, one year, -17.13%; inception (3/3/98), -4.87%. Class C shares, one year, -13.73%; five years, -2.82%; inception (5/1/95), 3.67%. Class R shares, one year, -12.29%; five years, -2.22%; inception, 0.27%.

   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A Shares                          -9.71%

Class B Shares                          -9.98

Class C Shares                          -9.99

MSCI EAFE (Broad Market Index
and Style-specific Index)               -9.15

Lipper International Fund Index
(Peer Group)                            -8.25

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                            INGRID BAKER, CO-MANAGER

                             FRANK CROWN, CO-MANAGER

                          LINDSAY DAVIDSON, CO-MANAGER

                            ERIK GRANADE, CO-MANAGER

                           MICHELE GARREN, CO-MANAGER

                             CHRIS LAING, CO-MANAGER

                           CHARLES RADTKE, CO-MANAGER

                            ANUJA SINGHA, CO-MANAGER

                             KENT STARKE, CO-MANAGER

                          STEPHEN K.THOMAS, CO-MANAGER


================================================================================

                          See important fund and index
                         disclosures inside front cover.

                             EDUCATION AND PLANNING


OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2002, three have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the eight years ended December 31, 2002--a period that includes a three-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1926 through 2002) the performance of the U.S. stock market is excellent: 54 years with positive performance vs. 23 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 23 down years was -12.60%. But for the 54 up years, its average return was 22.76%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past three years. That doesn't mean junk everything else and invest in bonds. It means stay diversified.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the S&P 500 from 1926 through 2002.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE. Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 12/31/92-12/31/02

================================================================================

PERIOD                      AVERAGE        ANNUAL GROWTH
OF INVESTMENT             TOTAL RETURN     OF $10,000
Staying the Course            9.34%          $24,425
Miss the 10 Best Days         4.29            15,216
Miss the 20 Best Days          .47            10,478
Miss the 30 Best Days        -2.70             7,606
Miss the 40 Best Days        -5.34             5,774
Miss the 60 Best Days        -9.83             3,555

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

================================================================================

                                                                   U.S. BONDS
        U.S. STOCKS                FOREIGN STOCKS              (LEHMAN AGGREGATE
YEAR     (S&P 500)   (MSCI EAFE--REGISTERED TRADEMARK--INDEX)     BOND INDEX)
1997       33.35%                     1.78%                            9.65%
1998       28.60                      20.00                            8.69
1999       21.03                      26.96                           -0.82
2000       -9.10                     -14.17                           11.63
2001      -11.88                     -21.44                            8.44
2002      -22.09                     -15.94                           10.25

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.31%

AUSTRALIA-1.52%

National Australia Bank Ltd.-ADR (Banks)          13,500   $ 1,266,300
======================================================================

BRAZIL-0.98%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                                 4,100       113,365
----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                          47,399       702,927
======================================================================
                                                               816,292
======================================================================

DENMARK-1.62%

Danske Bank A.S. (Banks)                          82,700     1,347,666
======================================================================

FINLAND-0.93%

Stora Enso Oyj-Class R (Paper Products)           82,100       776,270
======================================================================

FRANCE-8.31%

Compagnie de Saint-Gobain (Building
  Products)(a)                                    36,000     1,052,950
----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin- Class B (Tires & Rubber)              55,500     1,775,108
----------------------------------------------------------------------
Societe Generale-ADR (Banks)                     170,000     1,985,481
----------------------------------------------------------------------
Total Fina Elf S.A.-ADR (Integrated Oil &
  Gas)                                            31,000     2,105,210
======================================================================
                                                             6,918,749
======================================================================

GERMANY-3.84%

BASF A.G.-ADR (Diversified Chemicals)             43,000     1,600,030
----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)            29,400       522,144
----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                        25,000     1,071,750
======================================================================
                                                             3,193,924
======================================================================

ITALY-4.25%

Eni S.p.A-ADR (Integrated Oil & Gas)              25,100     1,906,345
----------------------------------------------------------------------
Sanpaolo IMI S.p.A-ADR (Banks)                    55,000       752,950
----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                     11,600       881,600
======================================================================
                                                             3,540,895
======================================================================

JAPAN-21.97%

Canon Inc.-ADR (Office Electronics)               53,400     1,890,360
----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                210       965,175
----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                       67,000     2,009,263
----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                    27,400     1,148,060
----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                  52,000       868,400
----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                         33,000       883,597
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

JAPAN-(CONTINUED)

Kao Corp. (Household Products)                    51,000   $ 1,040,122
----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                    13,900       769,365
----------------------------------------------------------------------
Nintendo Co., Ltd. (Consumer Electronics)         15,500     1,220,503
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)            460     1,542,478
----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)              37,000     1,478,150
----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               42,000     1,597,531
----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                 14,570       743,783
----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                    26,000     1,069,191
----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     45,000     1,071,652
======================================================================
                                                            18,297,630
======================================================================

MEXICO-1.44%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         40,000     1,197,600
======================================================================

NETHERLANDS-8.36%

ABN AMRO Holding N.V. (Banks)                     60,500       944,711
----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       87,000     1,335,450
----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     77,600     1,333,944
----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                          51,998     2,178,196
----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                        20,650     1,171,062
======================================================================
                                                             6,963,363
======================================================================

NORWAY-1.30%

Statoil A.S.A. (Integrated Oil & Gas)            140,000     1,082,198
======================================================================

PORTUGAL-1.41%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                    163,000     1,173,600
======================================================================

SOUTH KOREA-2.84%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                     114,000       947,340
----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                       68,600     1,417,962
======================================================================
                                                             2,365,302
======================================================================

SPAIN-4.64%

Banco Popular Espanol S.A. (Banks)                19,500       797,983
----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)            169,500     2,050,950
----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       70,000     1,013,600
======================================================================
                                                             3,862,533
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

SWEDEN-1.14%

Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       56,800   $   948,727
======================================================================

SWITZERLAND-10.80%

Nestle S.A.-ADR (Packaged Foods & Meats)          48,200     2,502,356
----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               71,100     2,636,388
----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              19,200     1,321,831
----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                      23,000     1,391,945
----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                      11,666     1,136,049
======================================================================
                                                             8,988,569
======================================================================

UNITED KINGDOM-21.96%

Abbey National PLC (Banks)                       174,000     1,152,148
----------------------------------------------------------------------
BAE SYSTEMS PLC (Aerospace & Defense)            535,000     1,002,394
----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                    311,800     1,961,881
----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                     26,600       777,784
----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         329,700     1,797,546
----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)               159,000     1,626,379
----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         55,030     2,132,963
----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                     39,900     2,142,630
----------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)         350,000     1,109,767
----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    170,000       833,046
----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)            425,000       684,288
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group PLC (Banks)          49,000   $ 1,080,712
----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)          359,200     1,986,486
======================================================================
                                                            18,288,024
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $92,018,000)                          81,027,642
======================================================================

MONEY MARKET FUNDS-4.71%

STIC Liquid Assets Portfolio(b)                1,961,662     1,961,662
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,961,662     1,961,662
======================================================================
    Total Money Market Funds (Cost
      $3,923,324)                                            3,923,324
======================================================================
TOTAL INVESTMENTS-102.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $95,941,324)                84,950,966
======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-2.11%

STIC Liquid Assets Portfolio(b)(c)               880,811       880,811
----------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                       880,810       880,810
======================================================================
Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost
  $1,761,621)                                                1,761,621
======================================================================
TOTAL INVESTMENTS-104.13% (Cost $97,702,945)                86,712,587
======================================================================
OTHER ASSETS LESS LIABILITIES-(4.13%)                       (3,442,513)
======================================================================
NET ASSETS-100.00%                                         $83,270,074
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $97,702,945)*                                 $86,712,587
-----------------------------------------------------------
Receivables for:
  Investments sold                                  692,274
-----------------------------------------------------------
  Fund shares sold                                  427,768
-----------------------------------------------------------
  Dividends                                         184,499
-----------------------------------------------------------
Investment for deferred compensation plan            21,976
-----------------------------------------------------------
Other assets                                         27,638
===========================================================
    Total assets                                 88,066,742
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             623,430
-----------------------------------------------------------
  Fund shares reacquired                          2,262,849
-----------------------------------------------------------
  Deferred compensation plan                         21,976
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                        1,761,621
-----------------------------------------------------------
Accrued distribution fees                            70,575
-----------------------------------------------------------
Accrued trustees' fees                                  766
-----------------------------------------------------------
Accrued transfer agent fees                          24,992
-----------------------------------------------------------
Accrued operating expenses                           30,459
===========================================================
    Total liabilities                             4,796,668
===========================================================
Net assets applicable to shares outstanding     $83,270,074
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $31,632,615
___________________________________________________________
===========================================================
Class B                                         $15,213,472
___________________________________________________________
===========================================================
Class C                                         $36,321,323
___________________________________________________________
===========================================================
Class R                                         $   102,664
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           2,906,683
___________________________________________________________
===========================================================
Class B                                           1,441,782
___________________________________________________________
===========================================================
Class C                                           3,446,057
___________________________________________________________
===========================================================
Class R                                               9,438
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.88 divided by
      94.50%)                                   $     11.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.55
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.54
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                       $     10.88
___________________________________________________________
===========================================================

* At January 31, 2003, securities with an aggregate market value of $1,767,420 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $93,330)                                      $   711,404
-----------------------------------------------------------
Dividends from affiliated money market funds         14,904
-----------------------------------------------------------
Interest                                              6,056
===========================================================
    Total investment income                         732,364
===========================================================

EXPENSES:

Advisory fees                                       438,170
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       23,515
-----------------------------------------------------------
Distribution fees -- Class A                         58,849
-----------------------------------------------------------
Distribution fees -- Class B                         72,786
-----------------------------------------------------------
Distribution fees -- Class C                        196,936
-----------------------------------------------------------
Distribution fees -- Class R                            154
-----------------------------------------------------------
Transfer agent fees                                 136,441
-----------------------------------------------------------
Trustees' fees                                        4,216
-----------------------------------------------------------
Other                                                80,163
===========================================================
    Total expenses                                1,036,436
===========================================================
Less: Fees waived                                       (74)
-----------------------------------------------------------
    Expenses paid indirectly                           (709)
===========================================================
    Net expenses                                  1,035,653
===========================================================
Net investment income (loss)                       (303,289)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (750,908)
-----------------------------------------------------------
  Foreign currencies                                (23,692)
===========================================================
                                                   (774,600)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,197,464)
-----------------------------------------------------------
  Foreign currencies                                 (7,012)
===========================================================
                                                 (8,204,476)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (8,979,076)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(9,282,365)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (303,289)    $    250,955
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (774,600)      (5,437,574)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,204,476)      (8,137,146)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,282,365)     (13,323,765)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (326,844)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (112,822)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (586,319)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,031,729       10,710,635
-------------------------------------------------------------------------------------------
  Class B                                                        3,257,692        6,669,654
-------------------------------------------------------------------------------------------
  Class C                                                       (2,059,908)     (12,052,459)
-------------------------------------------------------------------------------------------
  Class R                                                           87,042           13,905
===========================================================================================
    Net increase (decrease) in net assets                       (6,965,810)      (9,008,015)
===========================================================================================

NET ASSETS:

  Beginning of period                                           90,235,884       99,243,899
===========================================================================================
  End of period                                               $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $100,946,065     $ 98,629,510
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (619,949)        (316,660)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (6,073,625)      (5,299,025)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,982,417)      (2,777,941)
===========================================================================================
                                                              $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). For the six months ended January 31, 2003, AIM waived fees of $74.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $71,505 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $58,849, $72,786, $196,936 and $154, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $9,408 in front-end sales commissions from the sale of Class A shares and $100, $57, $1,531 and $0 for Class A, Class B, Class C shares and Class R shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $1,790 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $698 and reduction in custodian fees of $11 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $709.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At January 31, 2003, securities with an aggregate value of $1,767,420 were on loan to brokers. The loans were secured by cash collateral of $1,761,621 received by the Fund and subsequently invested in affiliated money market funds.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2010                                  $2,448,915
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $9,530,281 and $6,282,072, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  9,699,695
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (20,702,649)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(11,002,954)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $97,715,541.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2003               JULY 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,959,116    $ 33,468,583     3,602,188    $ 47,084,959
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        518,425       5,741,136       784,310      10,006,307
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        769,375       8,464,281       871,261      11,192,071
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         8,397          87,065         1,043          13,905
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        23,834         301,266
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         8,627         106,544
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        42,024         518,574
======================================================================================================================
Conversion of Class B to Class A shares:**
  Class A                                                         11,241         126,438            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (11,517)       (126,438)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,898,207)    (32,563,292)   (2,788,316)    (36,675,590)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,355)     (2,357,006)     (270,555)     (3,443,197)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (962,422)    (10,524,189)   (1,870,536)    (23,763,104)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                            (2)            (23)           --              --
======================================================================================================================
                                                                 180,051    $  2,316,555       403,880    $  5,341,735
______________________________________________________________________________________________________________________
======================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Prior to the year ended July 31, 2002, conversion of Class B shares to Class
   A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED               JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,       ------------------      JULY 31,      ------------------
                                                         2003            2002       2001          2000         1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.05         $ 13.96    $ 18.78      $ 19.92       $ 16.57    $ 14.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)(a)        0.09(a)    0.08(a)      0.08(a)       0.13       0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (1.15)          (1.86)     (2.64)       (1.22)         3.57       1.59
================================================================================================================================
    Total from investment operations                      (1.17)          (1.77)     (2.56)       (1.14)         3.70       1.68
================================================================================================================================
Less distributions:
  Dividends from net investment income                       --              --         --           --         (0.28)     (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (0.14)     (2.26)          --         (0.07)        --
================================================================================================================================
    Total distributions                                      --           (0.14)     (2.26)          --         (0.35)     (0.10)
================================================================================================================================
Net asset value, end of period                          $ 10.88         $ 12.05    $ 13.96      $ 18.78       $ 19.92    $ 16.57
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (9.71)%        (12.71)%   (14.66)%      (5.72)%       22.54%     11.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $31,633         $34,143    $27,870      $30,153       $31,412    $28,281
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.97%(c)        1.82%      1.57%        1.54%(d)      1.51%      1.57%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.97%(c)        1.82%      1.67%        1.64%(d)      1.72%      1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.29)%(c)       0.70%      0.49%        0.70%(d)      0.71%      0.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                    7%             23%        23%          18%           24%         9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,353,843.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                              --------------------------------------------------------------------------------
                                                                                                                 MARCH 3, 1998
                                              SIX MONTHS          YEAR ENDED       SEVEN MONTHS                   (DATE SALES
                                                 ENDED             JULY 31,           ENDED        YEAR ENDED    COMMENCED) TO
                                              JANUARY 31,      -----------------     JULY 31,     DECEMBER 31,   DECEMBER 31,
                                                 2003           2002      2001         2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.72        $ 13.67   $ 18.59     $ 19.81        $ 16.48         $ 16.21
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.05)(a)       0.01(a)   (0.05)(a)     (0.01)(a)     (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.12)         (1.82)    (2.61)      (1.21)          3.56            0.27
==============================================================================================================================
    Total from investment operations              (1.17)         (1.81)    (2.66)      (1.22)          3.55            0.27
==============================================================================================================================
Less distributions:
  Dividends from net investment income               --             --        --          --          (0.15)             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --          (0.14)    (2.26)         --          (0.07)             --
==============================================================================================================================
    Total distributions                              --          (0.14)    (2.26)         --          (0.22)             --
==============================================================================================================================
Net asset value, end of period                  $ 10.55        $ 11.72   $ 13.67     $ 18.59        $ 19.81         $ 16.48
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                   (9.98)%       (13.27)%  (15.42)%     (6.16)%        21.70%           1.67%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $15,213        $13,471   $ 8,572     $ 5,883        $ 5,642         $ 4,289
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.62%(c)       2.48%     2.36%       2.32%(d)       2.27%           2.32%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.62%(c)       2.48%     2.36%       2.32%(d)       2.38%           2.46%(d)
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.94)%(c)      0.04%    (0.30)%     (0.08)%(d)     (0.05)%          0.09%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                            7%            23%       23%         18%            24%              9%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,438,423.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS             YEAR ENDED          SEVEN MONTHS         YEAR ENDED
                                                     ENDED                JULY 31,              ENDED            DECEMBER 31,
                                                  JANUARY 31,       ---------------------      JULY 31,      --------------------
                                                     2003            2002          2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 11.71         $ 13.66       $ 18.58      $ 19.80       $  16.48    $  14.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.05)(a)        0.01(a)      (0.05)(a)     (0.01)(a)     (0.01)(a)    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (1.12)          (1.82)        (2.61)       (1.21)          3.55        1.55
=================================================================================================================================
    Total from investment operations                  (1.17)          (1.81)        (2.66)       (1.22)          3.54        1.55
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   --              --            --           --          (0.15)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           (0.14)        (2.26)          --          (0.07)         --
=================================================================================================================================
    Total distributions                                  --           (0.14)        (2.26)          --          (0.22)         --
=================================================================================================================================
Net asset value, end of period                      $ 10.54         $ 11.71       $ 13.66      $ 18.58       $  19.80    $  16.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       (9.99)%        (13.29)%      (15.42)%      (6.16)%        21.64%      10.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $36,321         $42,610       $62,802      $89,084       $108,821    $105,083
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.62%(c)        2.48%         2.36%        2.32%(d)       2.27%       2.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.62%(c)        2.48%         2.36%        2.32%(d)       2.38%       2.46%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.94)%(c)       0.04%        (0.30)%      (0.08)%(d)     (0.05)%      0.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                7%             23%           23%          18%            24%          9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $39,066,106.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              CLASS R
                                                              ----------------------------------------
                                                              SIX MONTHS             JUNE 3, 2002
                                                                 ENDED          (DATE SALES COMMENCED)
                                                              JANUARY 31,            TO JULY 31,
                                                                 2003                    2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.04                 $ 13.92
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          (0.02)(a)                0.01(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.14)                  (1.89)
======================================================================================================
    Total from investment operations                             (1.16)                  (1.88)
======================================================================================================
Net asset value, end of period                                  $10.88                 $ 12.04
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  (9.64)%                (13.51)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  103                 $    13
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.12%(c)                1.97%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)               0.55%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                           7%                     23%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $61,143.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson            Chairman and President                       Suite 100
Frank S. Bayley                                                            Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                         A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                             11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                         Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                        SUB-ADVISOR
Louis S. Sklar                                                             INVESCO Global Asset Management (N.A.), Inc.
                              Dana R. Sutton                               1360 Peachtree Street, N.E., Suite 100
                              Vice President and Treasurer                 Atlanta, GA 30309

                              Robert G. Alley                              TRANSFER AGENT
                              Vice President                               A I M Fund Services, Inc.
                                                                           P.O. Box 4739
                              Stuart W. Coco                               Houston, TX 77210-4739
                              Vice President
                                                                           CUSTODIAN
                              Melville B. Cox                              State Street Bank and Trust Company
                              Vice President                               225 Franklin Street
                                                                           Boston, MA 02110
                              Karen Dunn Kelley
                              Vice President                               COUNSEL TO THE FUND
                                                                           Ballard Spahr
                              Edgar M. Larson                              Andrews & Ingersoll, LLP
                              Vice President                               1735 Market Street
                                                                           Philadelphia, PA 19103

                                                                           COUNSEL TO THE TRUSTEES
                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR
                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income Fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

     For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

AIMinvestments.com                                                     ICE-SAR-1

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                              AIM REAL ESTATE FUND

                                  [COVER IMAGE]

                      [AIM INVESTMENTS LOGO APPEARS HERE]

                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                PARIS STREET, A RAINY DAY BY GUSTAVE CAILLEBOTTE

              CAILLEBOTTE BEGAN HIS CAREER BY PAINTING SEVERAL VERY

              LARGE PICTURES OF THE NEWLY CONSTRUCTED NEIGHBORHOODS

             OF NORTHERN PARIS. ONE OF THESE, PARIS STREET; A RAINY

             DAY, IS CONSIDERED HIS MASTERPIECE. IT SHOWS A COMPLEX

              INTERSECTION NEAR THE GARE SAINT-LAZARE. A METICULOUS

              AND HIGHLY INTELLECTUAL ARTIST, CAILLEBOTTE BASED THE

          PAINTING'S CAREFUL ORGANIZATION ON MATHEMATICAL PERSPECTIVE.

                 SIMILARLY, THE FUND USES A METICULOUS SELECTION

                   PROCESS TO LOCATE REAL ESTATE INVESTMENTS.

================================================================================

AIM REAL ESTATE FUND IS FOR SHAREHOLDERS WHO SEEK TO ACHIEVE HIGH TOTAL RETURN.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Real Estate Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of Class A, Class B and Class C shares will differ due to different sales-charge structures and class expenses.

o   Had the advisor not waived fees in the past, returns would have been lower.

o The fund may participate in the Initial Public Offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in a single sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Morgan Stanley REIT (Real Estate Investment Trust) Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

o The unmanaged Lipper Real Estate Fund Index represents an average of the performance of the 30 largest real estate funds tracked by Lipper, Inc., an independent mutual fund monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested distributions, and they do not reflect sales charges or fund expenses. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM Real Estate Fund for the six month period ended January
GRAHAM]             31, 2003. I invite you to carefully read the important
                    information contained in the report.

VOLATILITY AND      INVESTMENT CLIMATE
UNCERTAINTY
CONTINUED TO        The three-year bear market for equities--the worst since
WEIGH ON MARKETS,   before World War II--continued during the reporting period.
AND THOSE           Domestic equities marked a low in early October, recovered
NEGATIVE TRENDS     briefly, then declined again as 2002 drew to a close. The
AFFECTED THE        new year opened on an optimistic note, but the rally faded
FUND.               and the major domestic stock indexes all produced negative
ROBERT H. GRAHAM    returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   Volatility and uncertainty continued to weigh on markets, and those negative trends affected the fund. AIM Real Estate Fund Class A shares returned -3.81% at NAV for the six-month reporting period. Pertinent indexes were even more negative: the Morgan Stanley REIT Index returned -5.95%, the Lipper Real Estate Fund Index returned -5.39% and the NAREIT Equity Index returned -6.44%. As shown on page 3, the fund's longer-term performance is positive.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND CONTINUES TO HOLD UP IN BEAR MARKET

While not showing stellar results in the last half of the reporting period, the AIM Real Estate Fund continued to provide results that outpaced the S&P 500 throughout the current bear market (now in its third year). For the six-month reporting period ending January 31, 2003, the fund's Class A shares remained for the most part in positive territory before slipping to a return of -3.81 percent at net asset value for the reporting period as a whole. Class B shares returned -4.11 percent, and Class C shares returned -4.12 percent.

   Volatility and uncertainty continued to weigh on markets, and those negative trends pulled the fund lower as the reporting period ended. Over the past year, we have significantly outperformed many peer funds by under weighting offices and apartments, which have been the weakest real estate sectors in this economic slowdown.

RELEVANT MARKET CONDITIONS

As the fund's six-month reporting period ended, the potential for war with Iraq continued to dominate news and stock markets. Also, the nation's slow economic rebound weighed on stock performance.

   Gross domestic product (GDP) grew at a 1.4 percent annual rate in the fourth quarter of 2002, after expanding by 4 percent in the third quarter. Similarly, domestic productivity performance reversed itself late in 2002 to pull down results for the full year. Productivity of workers dropped 0.2 percent in the fourth quarter, following a major gain of 5.5 percent in the third quarter. The report was considered to be a disappointment because growth in productivity has been cited by analysts as a key measurement in the economy's recovery.

   The sluggish economic results were reflected in anemic growth in consumer spending, which makes up more than two-thirds of total economic activity. Spending grew only 1.0 percent in the fourth quarter, following a 4.2 percent growth rate in the third quarter. That was the worst performance for consumer spending since the 0.8 percent growth rate in the first quarter of 1993, when the economy was struggling to rebound from another economic downturn.

   Also, durable goods orders continued to struggle. Orders increased by 0.2 percent in December, lower than analysts' expectations but still better than a month earlier. Durable goods orders fell 1.3 percent in November.

   Though sluggish, consumer spending remained one of the few bright spots as a few economic measurements turned positive late in the year.

   The United States unemployment rate dropped from 6 percent in December 2002 to 5.7 percent in January. Employers added 143,000 new jobs to payrolls, the largest growth in more than two years.

   Sales of existing homes jumped by 5.2 percent in December, as sales reached
5.56 million homes. The year 2002 was the strongest year for this indicator since record keeping began in 1968.

FUND STRATEGIES AND TECHNIQUES

The fund benefited from remaining cautious and emphasizing real estate investment trusts (REITs) with long term leases, low tenant rollover, and positive earnings growth. Retail REITs continue as our largest positions because they fit the aforementioned criteria and have benefited from positive, albeit sluggish consumer spending trends.

PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

=====================================================================================================
TOP 10 HOLDINGS*                                        TOP 10 PROPERTY SECTORS*
-----------------------------------------------------------------------------------------------------
 1. ProLogis                            5.5%             1. Regional Malls                     16.1%

 2. General Growth Properties, Inc.     4.9              2. Shopping Centers                   15.4

 3. Simon Property Group, Inc.          4.7              3. Apartments                         13.3

 4. Chelsea Property Group, Inc.        4.1              4. Office Properties                  13.0

 5. Boston Properties, Inc.             3.8              5. Industrial Properties              12.8

 6. SL Green Realty Corp.               3.6              6. Healthcare                          7.5

 7. United Dominion Realty Trust, Inc.  3.6              7. Lodging-Resorts                     3.9

 8. Essex Property Trust, Inc.          3.5              8. Diversified                         2.1

 9. CenterPoint Properties Corp.        3.3              9. Industrial/Office Properties        1.8

10. AMB Property Corp.                  2.9             10. Freestanding                        1.4

*Excluding money market funds

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=====================================================================================================

   Without question, the equity markets have struggled for solid footing from early 2000 until late in 2002. During this difficult period, the fund has provided investors with meaningful diversification benefits. For example, the S&P 500 fell by more than 45 percent between January 2000 and mid-October 2002. The NAREIT Composite Retail REIT Index climbed by nearly 43 percent during the same period.

   While REITs have outperformed the S&P 500 for the last three years, their valuations are not out of line with underlying property values. Currently, most REITs are trading in line with net asset values (NAV), and they continue to provide attractive dividend yields, which are on average 7.4 percent as of January 31, 2003. In light of current macro economic conditions, we do not expect to see meaningful earnings or dividend growth for the average REIT. However, we will continue to remain selective and focus our research efforts in identifying those REITs with best prospects for earnings and dividend growth.

   As we moved through the fourth quarter of 2002, the fund held underweight positions in the office, apartment and lodging sectors. Retail remains the fund's dominant sector exposure, with industrial holdings receiving additional emphasis late in the reporting period.

   In the final days of 2002, one of the best performing sectors of the real estate universe was retail, and the fund benefited because of its overweight exposure to this sector compared to the NAREIT Index.

   On the other hand, our overweight exposure to self-storage pulled fund results lower while our underweight position in office REITs helped relative fund performance. We remain cautious with our office REIT investments and remained focused on a few select companies with the lowest lease rollovers and those that operate in the better office markets like Washington, D.C. and Mid-town Manhattan.

   Fund holdings of interest include:

   General Growth Properties is the country's second largest owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 169 regional shopping malls in 41 states. The company portfolio totals approximately 146 million square feet of retail space and includes more than 15,000 retailers nationwide.

   Chelsea Property Group is a real estate investment trust that owns, develops, leases, and manages nearly 60 factory outlet shopping centers. The properties are in about 30 states near metropolitan areas and tourist destinations. The firm's stock price has grown dramatically for the fund.

   Pan Pacific Retail is a neighborhood shopping center REIT whose tenants sell groceries as well as basic goods and services. The company's earnings have not suffered during the current challenging economic environment. Additionally, many of Pan Pacific's properties are "in-fill" locations and are insulated from the potential of increasing grocery market share gains by Wal-Mart.

IN CLOSING

We were pleased to continue providing investors in AIM Real Estate Fund with a balanced portfolio of stocks with attractive yields and long-term appreciation potential. We want to assure you we will work diligently to meet your fund's investment objectives.

   We continue to urge investors to maintain a long-term focus, and to remain well diversified.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges


CLASS A SHARES
Inception (12/31/96)           4.45%
 5 years                       1.89
 1 year                        0.78

CLASS B SHARES
Inception (3/3/98)             2.22%
 1 year                        0.18

CLASS C SHARES
Inception (5/1/95)             9.00%
 5 years                       2.17
 1 year                        4.12

In addition to fund returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) for the period ending 12/31/02, the most recent calendar quarter end, which were as follows. Class A shares, inception (12/31/96) 4.86%, five years 2.11%, one year 3.58%; Class B shares, inception (3/3/98) 2.69%, one year 3.13%; Class C shares, inception (5/1/95) 9.39%, five years 2.38%, one year 7.06%.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A shares                                  -3.81%

Class B shares                                  -4.11

Class C Shares                                  -4.12

NAREIT (National Association of Real
Estate Investment Trusts)                       -6.44

Standard & Poor's 500                           -5.26

Morgan Stanley REIT Index                       -5.95

================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                       JOE V. RODRIQUEZ, JR., LEAD MANAGER

                                 MARK BLACKBURN

                               JAMES W. TROWBRIDGE

                        ASSISTED BY THE REAL ESTATE TEAM

================================================================================

                          See important fund and index
                         disclosures inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-88.27%

APARTMENTS-13.32%

Apartment Investment & Management Co.-Class A     154,300   $  5,608,805
------------------------------------------------------------------------
Archstone-Smith Trust                             265,317      5,890,037
------------------------------------------------------------------------
Essex Property Trust, Inc.                        170,500      8,606,840
------------------------------------------------------------------------
Home Properties of New York, Inc.                  57,700      1,886,213
------------------------------------------------------------------------
Summit Properties Inc.                            111,400      2,010,770
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                547,400      8,752,926
========================================================================
                                                              32,755,591
========================================================================

DIVERSIFIED-2.07%

Cominar Real Estate Investment Trust (Canada)      62,800        499,081
------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)          38,900        354,148
------------------------------------------------------------------------
Vornado Realty Trust                              122,400      4,222,800
========================================================================
                                                               5,076,029
========================================================================

FREESTANDING-1.35%

Commercial Net Lease Realty                       222,700      3,320,457
========================================================================

HEALTHCARE-7.53%

Health Care Property Investors, Inc.               94,500      3,481,380
------------------------------------------------------------------------
Health Care REIT, Inc.                            143,200      3,694,560
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                      41,400      1,164,582
------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                  125,900        966,615
------------------------------------------------------------------------
Senior Housing Properties Trust                   506,900      5,672,211
------------------------------------------------------------------------
Ventas, Inc.                                      312,200      3,543,470
========================================================================
                                                              18,522,818
========================================================================

INDUSTRIAL PROPERTIES-12.76%

AMB Property Corp.                                257,600      7,122,640
------------------------------------------------------------------------
CenterPoint Properties Corp.                      145,500      8,038,875
------------------------------------------------------------------------
Keystone Property Trust                           168,400      2,753,340
------------------------------------------------------------------------
ProLogis                                          541,000     13,443,850
========================================================================
                                                              31,358,705
========================================================================

INDUSTRIAL/OFFICE PROPERTIES-1.77%

Liberty Property Trust                            145,150      4,353,049
========================================================================

LODGING-RESORTS-3.90%

Fairmont Hotels & Resorts Inc. (Canada)            76,200      1,681,734
------------------------------------------------------------------------
Hilton Hotels Corp.                               215,100      2,518,821
------------------------------------------------------------------------
Host Marriott Corp.(a)                            368,000      2,999,200
------------------------------------------------------------------------
RFS Hotel Investors, Inc.                         102,300      1,071,081
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          55,600      1,303,820
========================================================================
                                                               9,574,656
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OFFICE PROPERTIES-12.98%

Alexandria Real Estate Equities, Inc.             108,200   $  4,474,070
------------------------------------------------------------------------
Boston Properties, Inc.                           257,600      9,247,840
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            197,600      5,631,600
------------------------------------------------------------------------
Prentiss Properties Trust                         143,000      3,808,090
------------------------------------------------------------------------
SL Green Realty Corp.                             289,800      8,757,756
========================================================================
                                                              31,919,356
========================================================================

REGIONAL MALLS-16.08%

CBL & Associates Properties, Inc.                 182,300      7,009,435
------------------------------------------------------------------------
General Growth Properties, Inc.                   243,300     12,043,350
------------------------------------------------------------------------
Macerich Co. (The)                                208,200      6,183,540
------------------------------------------------------------------------
Rouse Co. (The)                                    86,100      2,731,953
------------------------------------------------------------------------
Simon Property Group, Inc.                        353,900     11,572,530
========================================================================
                                                              39,540,808
========================================================================

SHOPPING CENTERS-15.36%

Chelsea Property Group, Inc.                      294,500     10,021,835
------------------------------------------------------------------------
Developers Diversified Realty Corp.               299,600      6,717,032
------------------------------------------------------------------------
Federal Realty Investment Trust                   205,400      5,759,416
------------------------------------------------------------------------
New Plan Excel Realty Trust                       241,700      4,517,373
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               186,400      6,822,240
------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)      317,000      2,675,528
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 111,800      1,246,570
========================================================================
                                                              37,759,994
========================================================================

SPECIALTY PROPERTIES-1.15%

Entertainment Properties Trust                     48,900      1,149,150
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                        77,200      1,684,504
========================================================================
                                                               2,833,654
========================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $208,786,062)                      217,015,117
========================================================================

MONEY MARKET FUNDS-9.38%

STIC Liquid Assets Portfolio(b)                11,529,906     11,529,906
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        11,529,906     11,529,906
========================================================================
    Total Money Market Funds (Cost
      $23,059,812)                                            23,059,812
========================================================================
TOTAL INVESTMENTS-97.65% (Cost $231,845,874)                 240,074,929
========================================================================
OTHER ASSETS LESS LIABILITIES-2.35%                            5,768,715
========================================================================
NET ASSETS-100.00%                                          $245,843,644
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $231,845,874)                                $240,074,929
-----------------------------------------------------------
Foreign currencies, at value (cost $3,012)            3,026
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,214,652
-----------------------------------------------------------
  Fund shares sold                                8,635,102
-----------------------------------------------------------
  Dividends                                         598,718
-----------------------------------------------------------
  Investment for deferred compensation plan          21,549
-----------------------------------------------------------
Other assets                                         38,432
===========================================================
     Total assets                               250,586,408
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           3,881,940
-----------------------------------------------------------
  Fund shares reacquired                            572,613
-----------------------------------------------------------
  Deferred compensation plan                         21,549
-----------------------------------------------------------
Accrued distribution fees                           199,062
-----------------------------------------------------------
Accrued trustees' fees                                  741
-----------------------------------------------------------
Accrued transfer agent fees                          33,432
-----------------------------------------------------------
Accrued operating expenses                           33,427
===========================================================
     Total liabilities                            4,742,764
===========================================================
Net assets applicable to shares outstanding    $245,843,644
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $113,722,898
___________________________________________________________
===========================================================
Class B                                        $ 86,708,669
___________________________________________________________
===========================================================
Class C                                        $ 45,412,077
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           7,877,047
___________________________________________________________
===========================================================
Class B                                           5,989,347
___________________________________________________________
===========================================================
Class C                                           3,142,686
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.44
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $14.44 divided
       by 95.25%)                              $      15.16
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      14.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      14.45
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $25,786)                                  $  5,373,696
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              91,225
-----------------------------------------------------------
Interest                                             11,559
===========================================================
    Total investment income                       5,476,480
===========================================================

EXPENSES:

Advisory fees                                     1,011,845
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       25,153
-----------------------------------------------------------
Distribution fees -- Class A                        177,308
-----------------------------------------------------------
Distribution fees -- Class B                        405,809
-----------------------------------------------------------
Distribution fees -- Class C                        211,869
-----------------------------------------------------------
Transfer agent fees                                 331,421
-----------------------------------------------------------
Trustees' fees                                        4,631
-----------------------------------------------------------
Other                                                85,038
===========================================================
    Total expenses                                2,278,280
===========================================================
Less: Fees waived                                      (487)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,837)
===========================================================
    Net expenses                                  2,275,956
===========================================================
Net investment income                             3,200,524
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,284,520)
-----------------------------------------------------------
  Foreign currencies                                (15,662)
===========================================================
                                                 (5,300,182)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (6,969,081)
-----------------------------------------------------------
  Foreign currencies                                 (1,303)
===========================================================
                                                 (6,970,384)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (12,270,566)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (9,070,042)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,200,524    $  2,902,798
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,300,182)      2,344,896
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,970,384)      7,441,074
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,070,042)     12,688,768
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,600,789)     (1,366,733)
------------------------------------------------------------------------------------------
  Class B                                                       (1,014,391)       (741,067)
------------------------------------------------------------------------------------------
  Class C                                                         (530,693)       (669,922)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       33,010,743      53,809,611
------------------------------------------------------------------------------------------
  Class B                                                       21,471,239      49,731,417
------------------------------------------------------------------------------------------
  Class C                                                        9,876,771      12,210,117
==========================================================================================
    Net increase in net assets                                  52,142,838     125,662,191
==========================================================================================

NET ASSETS:

  Beginning of period                                          193,700,806      68,038,615
==========================================================================================
  End of period                                               $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $254,168,831    $189,810,078
------------------------------------------------------------------------------------------
  Undistributed net investment income                              295,798         241,147
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,850,176)    (11,549,994)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           8,229,191      15,199,575
==========================================================================================
                                                              $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $487.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $208,458 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $177,308, $405,809 and $211,869, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $81,843 in front-end sales commissions from the sale of Class A shares and $9,511, $41 and $12,184 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member is counsel to the Board of Trustees. During the six months ended January 31, 2003, the Fund paid legal fees of $1,976.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,809 and reductions in custodian fees of $28 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,837.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2007                                 $ 9,608,109
----------------------------------------------------------
July 31, 2008                                   1,275,744
==========================================================
Total capital loss carryforward               $10,883,853
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $153,316,284 and $107,669,376, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $10,606,243
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,658,697)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 7,947,546
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $232,127,383.


NOTE 8--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     JANUARY 31,                     JULY 31,
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,029,180    $ 73,432,140     5,154,009    $ 76,791,735
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,781,525      40,851,629     4,236,687      63,066,596
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,080,494      15,796,063     1,526,796      22,598,155
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         99,933       1,466,267        86,632       1,253,375
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         62,035         912,954        45,952         669,735
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         31,715         465,785        40,989         588,258
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         50,967         743,231            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (50,871)       (743,231)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,968,320)    (42,630,895)   (1,670,317)    (24,235,499)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,351,815)    (19,550,113)     (979,116)    (14,004,914)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (441,393)     (6,385,077)     (770,478)    (10,976,296)
======================================================================================================================
                                                               4,323,450    $ 64,358,753     7,671,154    $115,751,145
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS         YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED            JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,    ------------------      JULY 31,      ------------------
                                                         2003         2002       2001          2000         1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  15.25      $ 13.56    $ 13.04      $ 10.61       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.24(a)      0.47(a)    0.50         0.30(a)       0.42       0.58(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.68       0.54         2.38         (0.75)     (4.11)
=============================================================================================================================
    Total from investment operations                      (0.58)        2.15       1.04         2.68         (0.33)     (3.53)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.50)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.75)
=============================================================================================================================
Net asset value, end of period                         $  14.44      $ 15.25    $ 13.56      $ 13.04       $ 10.61    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (3.81)%      16.10%      8.23%       25.61%        (2.88)%   (22.54)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $113,723      $86,411    $28,400      $23,187       $16,279    $20,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.67%(c)     1.77%      1.63%        1.62%(d)      1.61%      1.55%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.67%(c)     1.77%      1.79%        2.05%(d)      1.73%      1.71%
=============================================================================================================================
Ratio of net investment income to average net assets       3.20%(c)     3.25%      3.88%        4.49%(d)      3.70%      4.37%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,492,776.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                             CLASS B
                                        ----------------------------------------------------------------------------------
                                                                                                             MARCH 3, 1998
                                        SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS                       (DATE SALES
                                          ENDED               31,              ENDED         YEAR ENDED      COMMENCED) TO
                                        JANUARY 31,    ------------------    JULY 31,        DECEMBER 31,    DECEMBER 31,
                                          2003          2002       2001        2000            1999             1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 15.29      $ 13.59    $ 13.07      $ 10.64          $11.48          $ 15.34
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.19(a)      0.38(a)    0.41         0.25(a)         0.32             0.37(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.82)        1.68       0.53         2.39           (0.72)           (3.58)
==========================================================================================================================
    Total from investment operations        (0.63)        2.06       0.94         2.64           (0.40)           (3.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income      (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.40)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --           --         --           --              --            (0.25)
==========================================================================================================================
    Total distributions                     (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.65)
==========================================================================================================================
Net asset value, end of period            $ 14.48      $ 15.29    $ 13.59      $ 13.07          $10.64          $ 11.48
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                             (4.11)%      15.40%      7.42%       25.08%          (3.53)%         (21.02)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $86,709      $69,557    $16,917      $12,722          $9,839          $ 6,901
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           2.32%(c)     2.41%      2.36%        2.37%(d)        2.35%            2.31%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.32%(c)     2.41%      2.43%        2.70%(d)        2.37%            2.35%(d)
==========================================================================================================================
Ratio of net investment income to
  average net assets                         2.55%(c)     2.61%      3.15%        3.73%(d)        2.96%            3.62%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                     51%          77%        85%          39%             52%              69%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS          YEAR ENDED
                                                        ENDED               31,              ENDED            DECEMBER 31,
                                                      JANUARY 31,    ------------------    JULY 31,        ------------------
                                                        2003          2002       2001        2000           1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 15.26      $ 13.57    $ 13.05      $ 10.62       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.19(a)      0.38(a)    0.41         0.25(a)       0.33(a)    0.50(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.67       0.53         2.39         (0.73)     (4.13)
=============================================================================================================================
    Total from investment operations                      (0.63)        2.05       0.94         2.64         (0.40)     (3.63)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.40)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.65)
=============================================================================================================================
Net asset value, end of period                          $ 14.45      $ 15.26    $ 13.57      $ 13.05       $ 10.62    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (4.12)%      15.35%      7.43%       25.13%        (3.54)%   (23.16)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $45,412      $37,733    $22,722      $20,306       $19,992    $32,921
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.32%(c)     2.41%      2.36%        2.37%(d)      2.35%      2.31%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.32%(c)     2.41%      2.43%        2.70%(d)      2.37%      2.37%
=============================================================================================================================
Ratio of net investment income to average net assets       2.55%(c)     2.61%      3.15%        3.73%(d)      2.96%      3.62%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $42,028,440.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                        11 Greenway Plaza
Mark H. Williamson            Chairman and President                  Suite 100
Frank S. Bayley                                                       Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                    A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                        11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary     Suite 100
Prema Mathai-Davis                                                    Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                   SUB-ADVISOR
Louis S. Sklar                                                        INVESCO Institutional (N.A.), Inc.
                              Dana R. Sutton                          INVESCO Realty Advisors division
                              Vice President and Treasurer            One Lincoln Center
                                                                      5400 LBJ Freeway/LB2, Suite 700
                              Robert G. Alley                         Dallas, TX 75240
                              Vice President
                                                                      TRANSFER AGENT
                              Stuart W. Coco                          A I M Fund Services, Inc.
                              Vice President                          P.O. Box 4739
                                                                      Houston, TX 77210-4739
                              Melville B. Cox
                              Vice President                          CUSTODIAN
                                                                      State Street Bank and Trust Company
                              Karen Dunn Kelley                       225 Franklin Street
                              Vice President                          Boston, MA 02110

                              Edgar M. Larsen                         COUNSEL TO THE FUND
                              Vice President                          Ballard Spahr
                                                                      Andrews & Ingersoll, LLP
                                                                      1735 Market Street
                                                                      Philadelphia, PA 19103

                                                                      COUNSEL TO THE TRUSTEES
                                                                      Kramer, Levin, Naftalis & Frankel LLP
                                                                      919 Third Avenue
                                                                      New York, NY 10022

                                                                      DISTRIBUTOR
                                                                      A I M Distributors, Inc.
                                                                      11 Greenway Plaza
                                                                      Suite 100
                                                                      Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

     For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

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